Courtside Acquisition Corp.<br/>to acquire

In the community, With the community, For the community.

Roadshow Presentation

The attached slide show was filed with the Securities and Exchange Commission as part of a Form 8–K by Courtside Acquisition Corp. (“Courtside”) on May 15, 2007. Courtside is holding presentations for certain of its stockholders, as well as other persons who might be interested in purchasing Courtside’s securities, regarding its proposed acquisition of substantially all of the assets of American Community Newspapers LLC (“ACN” or the “Company”) and its affiliated subsidiary, as described in the Form 8–K. The attached slide show will be distributed to attendees of these presentations.

The attached slide show was filed with the Securities and Exchange Commission as part of a Form 8–K by Courtside Acquisition Corp. (“Courtside”) on May 15, 2007. Courtside is holding presentations for certain of its stockholders, as well as other persons who might be interested in purchasing Courtside’s securities, regarding its proposed acquisition of substantially all of the assets of American Community Newspapers LLC (“ACN” or the “Company”) and its affiliated subsidiary, as described in the Form 8–K. The attached slide show will be distributed to attendees of these presentations.

EarlyBirdCapital, Inc. (?EBC”), the managing underwriter of Courtside’s initial public offering (“IPO”) consummated in June 2005, is assisting Courtside in these efforts without charge, other than the reimbursement of its out-of-pocket expenses. Courtside and its directors and executive officers and EBC may be deemed to be participants in the solicitation of proxies for the special meeting of Courtside stockholders to be held to approve the acquisition.

Stockholders of Courtside and other interested persons are advised to read Courtside’s preliminary Proxy Statement and, when available, Courtside’s definitive Proxy Statement in connection with Courtside’s solicitation of proxies for the special meeting because these proxy statements will contain important information. Such persons can also read Courtside’s final Prospectus, dated June 30, 2005, for a description of the security holdings of Courtside’s officers and directors and their respective interests in the successful consummation of this business combination. The definitive Proxy Statement will be mailed to stockholders as of a record date to be established for voting on the acquisition. Stockholders will also be able to obtain a copy of the definitive Proxy Statement, without charge, by directing a request to: Courtside Acquisition Corp., 1700 Broadway, 17th Floor, New York, NY 10019. The preliminary Proxy Statement and definitive Proxy Statement, once available, can also be obtained, without charge, at the Securities and Exchange Commission’s internet site (http://www.sec.gov).

Safe Harbor

This presentation may contain forward–looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 about Courtside, ACN and their combined business after completion of the proposed acquisition. Forward–looking statements are statements that are not historical facts. Such forward–looking statements, based upon the current beliefs and expectations of Courtside's and ACN's management, are subject to risks and uncertainties which could cause actual results to differ from the forward-looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward–looking statements: economic and demographics of the local communities ACN serves; paper costs; fluctuations in customer demand; shifting of traditional media spending from print to new media; ability to find, effectuate and integrate acquisitions; impact of significant indebtedness; declining circulation; seasonality; environmental and employee and safety issues; reliance on key personnel or inability to attract qualified personnel; as well as other relevant risks detailed in Courtside's filing with the Securities and Exchange Commission, including its annual report on Form 10-K for the year ended December 31, 2006 and its quarterly report on Form 10-Q for the quarter ended March 31, 2007. The information set forth herein should be read in light of such risks.

ACN's financial information was prepared by ACN as a private company, and derived from financial statements prepared in accordance with U.S. generally accepted accounting principles. Such financial information included herein does not conform to SEC Regulation S–X. Accordingly, such historical information will be adjusted and presented differently in Courtside's proxy statement to solicit stockholder approval of the acquisition. Furthermore, this presentation includes certain financial information (EBITDA, Adjusted EBITDA and Newspaper Cash Flow) not presented in accordance with generally accepted accounting principles ("GAAP"). Accordingly, such information may be materially different when presented in Courtside's proxy statement to solicit stockholder approval of the transaction. Courtside believes that the presentation of this non-GAAP measure provides information that is useful to investors as it indicates more clearly the ability of ACN to meet capital expenditures and working capital requirements and otherwise meet its obligations as they become due. ACN's EBITDA and Adjusted EBITDA were derived by taking earnings before interest, taxes, depreciation and amortization and public company costs as adjusted for certain one-time non-recurring items and exclusions. ACN's Newspaper Cash Flow was derived by taking earnings before corporate expenses, interest, taxes, depreciation and amortization and public company costs as adjusted for certain one-time non-recurring items and exclusions. In calculating EBITDA, Adjusted EBITDA and Newspaper Cash Flow and other financial information contained herein with respect to ACN, acquisitions (and a disposition) have been presented as if the acquisitions (and disposition) were made as of the first day of the earliest fiscal year presented, except as otherwise indicated . Neither Courtside nor ACN assumes any obligation to update the information contained in this presentation.

Courtside Acquisition Corp.

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american community newspapers

ACN is a pure-play community newspaper platform with market-leading positions in strategically clustered attractive markets, offering a tremendous value proposition for advertisers

Investment Highlights

Strategically clustered, pure-play community newspaper platform with market-leading positions

Strategically clustered, pure-play community newspaper platform with market-leading positions

ACN operates in a growing segment of the newspaper market

Affluent, desirable and high growth demographics in each core market

Controlled direct to home distribution to highly penetrating targeted markets

Historical revenue and EBITDA growth of 7.1% and 20.6%, respectively (1)

Experienced, dedicated management team and workforce

Cluster strategy provides the opportunity to realize synergies from cross-selling opportunities and significant cost efficiencies

Opportunity to grow organically by continuing to leverage off of its strong readership of localized content and increased demand for targeted zip code advertising

Growth opportunities through expansion in current and surrounding markets and new suburban market clusters

Execution of growth strategy continues with Columbus Cluster acquisition, which expands Company revenues by over 40% in one transaction

Based on 2004 – 2006E CAGR, excludes Columbus Cluster acquired 4/30/07

The Transaction

- Courtside/ACN business combination
  - Asset purchase agreement signed January 24, 2007
  - ACN acquired C.M. Media – new Columbus Cluster – on April 30, 2007
  - Amended the purchase agreement on May 2, 2007
  - Expected closing Q2 2007
- Terms of the transaction:
  - Purchase of substantially all of the assets of ACN, including C.M. Media
  - Purchase price of $204 million plus/minus working capital adjustments
  - Payable in cash and up to $12.5 million of Courtside stock
  - Management to hold approximately $1 million of Courtside stock following the transaction
  - Contingent payments
    - A range of $1 million to $15 million earnout with 2008 newspaper cash flow ("NCF") ranging from $19 million to $21 million
    - $10 million payable to sellers if Courtside's stock price is at least $8.50 for a specified period by July 2009
- Transaction financing:
  - Courtside's cash on hand at closing and up to $152 million of financing for which commitments have been received from BMO Capital Markets
- Four-year employment agreements with key members of management team including options vesting over the employment term

Courtside Acquisition Corp.

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american community newspapers

Comparative Analysis

Closest peers trade at EBITDA multiples of approximately twice their long-term

Closest peers trade at EBITDA multiples of approximately twice their long-term growth rates; Courtside’s acquisition EBITDA multiple is

(US$ in millions, except per share data)

Company Overview

American Community Newspapers

Daily newspapers:

Daily newspapers:

Weekly newspapers:

Niche publications:

Circulation:

2006 Revenue(1):

2006 NCF (1):

Dallas

2

2

14

6

Minneapolis

1

1

43

--

Northern Virginia

--

--

4

4

Total

3

3

83

14

1,386,000

$76.8mm

$18.4mm

2007P Revenue (1):

2007P Revenue (1):

2007P NCF (1):

$79.1mm

$79.1mm

$20.6mm

ACN is a leading community newspaper publisher with operations in four attractive major U.S. markets

Columbus

--

--

22

4

(1) Pro forma for Columbus Cluster acquisition as if it occurred on the first day of the period

Minneapolis

Note: Map does not show two newspaper operations in Albany and Melrose, MN, which are located northwest of St. Cloud, MN

Detailed Market Profile

Dallas

Detailed Market Profile (Cont’d)

McKinney Courier-Gazette

Plano Insider

Penny Saver

Northern Virginia

Detailed Market Profile (Cont’d)

10

LOUDOUN <br/>COUNTY

FAIRFAX<br/>COUNTY

PRINCE<br/>WILLIAM<br/>COUNTY

Middleburg

South Riding

Dulles

Ashburn

Leesburg

Manassas

Clifton

Centreville

Manassas Park

Great Falls

Tysons Corner

McLean

Arlington

Alexandria

Falls<br/>Church

Springfield

Burke

Chantilly

Herndon Reston

Vienna

Oakton

Fairfax

Washington, DC

Leesburg Today

Loudoun Magazine

Loudoun Business

Great Falls / McLean / Oakton / Vienna Sun Gazette

Arlington Sun Gazette

Middleburg Life

Parent Life

Ashburn Today

Detailed Market Profile (Cont'd)

Columbus


Production & Administration
Delaware News
Big Walnut News
Union County
Delaware County
Olentangy Valley news
Dublin News
Worthington News
Licking County
Westerville News & Public Opinion
Franklin County
Northwest Columbus News
New Albany News
Northland News
Upper Arlington News
Gahanna News
Madison County
The Booster
Fairfield County
Hilliard Northwest News
Reynoldsburg News
Tri-village News
Westland news
Whitehall News
Pickerington Times-Sun
German Village Gazette
Pickaway County
Bexley News
Grove City News
The Times

Courtside Acquisition Corp.

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Experienced, Industry-Leading Management Team



Gene Carr
Chief Executive Officer

- Joined ACN in August 2001
- 28 years of publishing experience

- **Prior work experience:**
  - CEO, Southern Division, Brown Publishing
  - VP of Sales and Marketing, Trinity Holdings
  - President of Profits Through Marketing
  - EVP of Arundel Communications
  - Exec. Sales Director, Cincinnati Suburban Press
- **Board affiliations:** Board of Suburban Newspapers of America and former Board member of Village Voice Media



Dan Wilson
Chief Financial Officer

- Joined ACN in May 2002
- 20 years of financial / media experience

- **Prior work experience:**
  - EVP and CFO, Novo Networks
  - Co-founder of Marcus and Partners
  - VP, Strategic Development of AMFM
  - SVP, Finance/Corp. Development for Marcus Cable
  - Director of Finance/Development, Crown Media
- **Board affiliations:** Former Board member of the Texas Community Newspaper Association



Jeff Coolman
VP of Sales and Group Publisher of Minneapolis Newspaper Group

- Joined ACN in December 2001
- 13 years of publishing experience

- **Prior work experience:**
  - Group Advertising and Marketing Director for Brown Publishing
  - Publisher of The Morning Journal (Trinity Holdings)
  - Advertising Manager for the Battle Creek Enquirer (Gannett)



Bill Weaver
Group Publisher of Dallas Newspaper Group

- Joined ACN in January 2007
- 31 years of publishing experience

- **Prior work experience:**
  - General Manager of Pennysaver Publications
    - Held numerous positions including Accounting Manager, VP of Operations and VP of Classifieds
    - Instrumental in growing Pennysaver circulation from 16,000 to 780,000



Donna Talla
Group Publisher of Northern Virginia Newspaper Group

- Joined ACN in August 2005
- 12 years of publishing experience

- **Prior work experience:**
  - Publisher of Sun Gazette Newspapers
  - Advertising Director of The Journal Newspapers



Roy Biondi
VP and Group Publisher of Columbus Newspaper Group

- Rejoined ACN in May 2007 (ACN's former Kansas City Group Publisher)
- 21 years of publishing experience

- **Prior work experience:**
  - Group Publisher of Greater Kansas City Community Newspapers (News Press-Gazette Company)
  - Group Publisher of Sun Publications (ACN)
  - Publisher of Times Herald (Bradford Publishing)
  - Various positions with Thomson Newspapers

Courtside Acquisition Corp.

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american community newspapers

ACN’s Newspapers are Local to the Communities they Serve

ACN focuses on local news that is consistently overlooked by metro newspapers, radio stations and television including:

ACN focuses on local news that is consistently overlooked by metro newspapers, radio stations and television including:

Local city council and government

School districts, high school sports and youth sports

Special editorial sections relevant to the community

Festivals, events and calendars

Local police, fire and rescue

Local businesses

Each of ACN’s community newspapers mirror the goings-on and happenings for that local audience; ACN has more local news gatherers than its direct competitors in many of its markets

High quality publications that have won awards for the Best Weekly Newspaper in the U.S. as well as over 100 awards for design, editorial and general excellence

U.S. Best Non-Daily Newspaper over 10,000 circulation – First Place, 2006 – Eden Prairie Sun Current (1)

Inland Press Foundation

Inland Press Foundation

ACN is an Integral Part of the Communities it Serves

ACN’s Publications by Region

Minneapolis

Minneapolis

www.mnsun.com

Apple Valley / Rosemount Sun Current

Bloomington Sun Current

Brooklyn Center Sun Post

Brooklyn Park Sun Post

Burnsville / Savage Sun Current

Eagan Sun Current

East Minnetonka Sun Sailor

Eden Prairie Sun Current

Edina Sun Current

Excelsior / Shorewood / Chanhassen Sun Sailor

Blaine / Spring Lake Park Sun Focus

Fridley / Columbia Heights Sun Focus

New Brighton / Mounds View Sun Focus

Roseville / Falcon Heights Sun Focus

New Hope / Golden Valley Sun Sailor

Plymouth East Sun Sailor

Plymouth West Sun Sailor

Richfield Sun Current

Robbinsdale / Crystal Sun Post

Hopkins Sun Sailor

Lakeville Sun Current

South St. Paul / Inver Grove Heights Sun Current

St. Louis Park Sun Sailor

Wayzata / Orono / Long Lake Sun Sailor

West Minnetonka / Deephaven Sun Sailor

West Saint Paul / Mendota Heights Sun Current

Stillwater Evening Gazette

The Valley Life

Champlin / Dayton Sun Press

Delano Eagle Sun Press

North Crow River Sun Press

Osseo / Maple Grove Sun Press

Rockford Area News Sun Press

South Crow River Sun Press

Stearns-Morrison Enterprise

Melrose Beacon

Carver County News

Gold Miner

Minneapolis (Cont’d)

Minneapolis (Cont’d)

Norwood Young America Times

The Laker

The Pioneer

Waconia Patriot

Monticello Times

Monticello Shopper

Dallas

www.scntx.com

Plano Star Courier

Plano Insider

Allen American

McKinney Courier-Gazette

Frisco Enterprise

Celina Record

Mesquite News

Rowlett Lakeshore Times

Little Elm Journal

Lewisville Leader

Flower Mound Leader

Coppell Gazette

The Colony Leader

Carrollton Leader

Southlake Times

Penny Saver

North Texas Life

Stonebridge Life

All About Frisco

All About Coppell

All About Flower Mound

Lantana

Northern Virginia

Northern Virginia

Leesburg Today - www.leesburgtoday.com

Ashburn Today - www.ashburntoday.com

Loudoun Magazine - www.loudounmagazine.com

Loudoun Business - www.loudounbusiness.com

Arlington Sun Gazette - www.sungazette.net

Great Falls / McLean / Oakton / Vienna Sun Gazette

Middleburg Life - www.middleburglife.net

Parent Life - www.nvparentlife.com

Columbus

www.snponline.com

Bexley News

Big Walnut News

The Booster

The Times

Delaware News

Dublin News

Gahanna News

German Village Gazette

Grove City News

Hilliard Northwest News

New Albany News

Northland News

Northwest Columbus News

Olentangy Valley News

Pickerington Times-Sun

Reynoldsburg News

Tri-Village News

Upper Arlington News

Westerville News & Public Opinion

Westland News

Whitehall News

Worthington News

Columbus Monthly Magazine - www.columbusmonthly.com

The Other Paper - www.theotherpaper.com

C.E.O. Magazine - www.columbusceo.com

Columbus Bride - www.columbusbride.com

Note: Boldface indicates recent acquisitions

Industry Overview

Newspapers are the third largest advertising medium in the U.S., estimated to account for 14.9% of 2007 U.S. advertising expenditures

Newspapers are the third largest advertising medium in the U.S., estimated to account for 14.9% of 2007 U.S. advertising expenditures

Total U.S. newspaper spending, advertising and circulation, is expected to increase at a compound annual growth rate (“CAGR”) of 1.9% from 2006-08, reaching $70.3 billion

Daily newspapers are expected to grow at a CAGR of 1.6% to $63.3 billion

Weekly newspapers are expected to grow at a CAGR of 4.6% to $7.0 billion

In 2005, large metropolitan newspapers saw greater drops in circulation than those in small and mid-sized markets

The top 50 dailies lost an average of 4.1% in circulation, exceeding the industry average of 3.2% decline

Source: Veronis Suhler Stevenson Communications Industry Forecast, 2006, Wall Street Research

Why Community Newspapers are Different

Community newspapers are often seen as less sensitive to a macroeconomic slowdown and are viewed as a mainstay of the community

Community newspapers are often seen as less sensitive to a macroeconomic slowdown and are viewed as a mainstay of the community

Community newspapers are well-positioned in their markets relative to major metro/daily newspapers

Community papers retain a virtual monopoly on intensely local content

Consumers value community newspapers’ local content for news and advertising

Local publications can often reach nearly 100% of the households in a distribution area by tailoring multiple publications to the local community, resulting in targeted, cost-effective advertising

Local publications are well positioned to capitalize on their existing markets and are able to grow their audience base by publishing proprietary online content

Source: Public companies’ filings, Wall Street research reports

Highlights of the Power of the Community Newspaper Platform(1)

? and are generally more affluent, more educated and have better jobs than metro audiences

Median household income in suburban markets is 68% higher than the national average

Median household income in suburban markets is 68% higher than the national average

70% of readers are college educated

86% of adults are interested in community news

86% of adults are interested in community news

60% of adults turn to community newspapers first for local news, events and sports

Study results

Statistical highlights for ACN’s Readers (2)

Suburban Newspapers of America and SNA/Belden study conducted in 2006

Suburban Newspapers of America and SNA/Belden study conducted in 2006

Readers in suburban communities have strong interests in community news?

ACN is a Best-in-Class Asset

Operates in Affluent, Desirable, High Growth Demographics

Stable Revenue Base

An Industry Leader in Profitability Metrics

Management Team With Successful Track Record of Acquisitions

Solidified a Leading Position in Delivering Proprietary Online Content in its Markets

Comparative Performance Analysis

Comparative Performance

ACN is an industry leader in revenue and EBITDA growth

Among the Fastest Growing and Most Affluent Markets in the U.S.

(1) Statistics from Sales & Marketing Management 2005 Survey of Buying Power

(1) Statistics from Sales & Marketing Management 2005 Survey of Buying Power

Minneapolis Cluster (Minneapolis-St. Paul MSA)

Minneapolis Cluster (Minneapolis-St. Paul MSA)

12th highest median household effective buying income (EBI) nationally

12th largest retail market with $74.2 billion in retail sales

Dallas Cluster (Dallas-Fort Worth MSA)

17th highest median household EBI nationally

7th largest retail market with $106.7 billion in retail sales

Over 30% of Texas retail sales in Dallas-Forth Worth area

Northern Virginia Cluster (Washington, DC MSA)

2nd highest median household EBI nationally

8th largest retail market with $89.5 billion in retail sales

Columbus Cluster (Columbus, OH MSA)

31st highest median household EBI nationally

U.S.<br/>average

Median Household Income (2)

Key Market Statistics (1)

ACN Enjoys Stable Revenue Base

Stable advertising revenues given ACN’s long-standing client relationships in ACN’s markets

Stable advertising revenues given ACN’s long-standing client relationships in ACN’s markets

Over 40,000(1) individuals and businesses advertise in ACN’s publications

ACN top 20 advertisers contributed 7.3% of 2006A(1) revenues

2006A Revenue Breakdown (1)

(1) Excludes Columbus Cluster

ACN has Aggressively Built its Internet Presence

ACN’s Internet portal provides unique, localized content that effectively increases “editions” through online breaking news, while increasing reach beyond printed products

ACN’s Internet portal provides unique, localized content that effectively increases “editions” through online breaking news, while increasing reach beyond printed products

Successful implementation of new online features:

Video news and sports coverage

Video retail advertisements

Blogging initiatives

User-generated content

Exceptional customer acceptance during 2006, as demonstrated by the following growth metrics:

Visits per month increased by approximately 300%

Page views increased by more than 200%

Revenue increased by 210% year-over-year reaching approximately 2% of ACN’s revenue in 2006 and 3.0% year-to-date in 2007(1)

Over the last twelve months, ACN has solidified a leading position in delivering local content through online media expansion

(1) Excludes Columbus Cluster

New Media / Internet Portal

Successful Track Record of Acquisitions

Add-on acquisitions leverage ACN’s existing operating platform delivering significant cash flow synergies contributing to reduction in purchase multiples

Dallas

McKinney Courier-Gazette, July 2005

McKinney Courier-Gazette, July 2005

Group of one daily, one weekly and other niche publications located in McKinney, Texas

Pre Acquisition Revenue: $2.8mm

Minneapolis

Northern Virginia

Monticello Times, May 2005

Monticello Times, May 2005

Group of one paid weekly and one free weekly publications located in Monticello, Minnesota

Pre Acquisition Revenue: $1.6mm

Suburban Washington Newspapers / Sun Gazette, August 2005

Suburban Washington Newspapers / Sun Gazette, August 2005

Group of two weekly and two monthly publications located principally in Fairfax and Loudoun County Virginia

Pre Acquisition Revenue: $3.2mm

Circulation: 105,000

Amendment One / Leesburg Today, March 2006

Group of one weekly, one monthly and one quarterly publications located in Loudoun County Virginia

Pre Acquisition Revenue: $5.6mm

Columbus

C.M. Media, Inc.

C.M. Media, Inc.

Group of 22 weekly newspapers and 4 niche publications in and around the Columbus metropolitan area

Pre-acquisition <br/>revenue: $23.3mm

Growth Strategy

Organic Growth

Strategic Add-on Acquisitions

New Cluster Acquisitions

Organic Growth

ACN has a Multi-Faceted Growth Strategy

Continue to capitalize on household growth in ACN’s markets

Continue to capitalize on household growth in ACN’s markets

Continue to capture a larger number of local and major national advertisers through increased calls, training and territory staffing

Continue to strengthen ACN’s position as a leading provider of local print and online content

Continue to develop new products and enhance ACN’s existing products in order to increase the value proposition for both ACN’s advertisers and ACN’s readers

ACN has a Multi-Faceted Growth Strategy (Cont’d)

Strategic Add-on Acquisitions

New Cluster Acquisitions

Large and fragmented marketplace = acquisition opportunities

Large and fragmented marketplace = acquisition opportunities

Expansion opportunities in contiguous markets to further leverage clustered platform

Leverage scale and clustering advantage to increase revenue and EBITDA growth

Available capacity in existing press facilities

Expanded advertising packages and greater zoning options

New stand-alone clusters in similarly attractive suburban markets

New stand-alone clusters in similarly attractive suburban markets

Columbus

Non-auction opportunities successfully identified and executed

NCF

Revenue Growth

Historical Financial Overview (1)

Each year pro forma for all completed acquisitions excluding Columbus Cluster which was acquired 4/30/07

Each year pro forma for all completed acquisitions excluding Columbus Cluster which was acquired 4/30/07

CAGR 7.0%

CAGR 18.7%

EBITDA Growth

CAGR 17.2%

($ in millions)

($ in millions)

($ in millions)

Pro Forma for Columbus and Projected Financial Overview

Pro forma for Columbus Cluster acquisition

Summary

Pure-play community newspaper platform

Strategically clustered market-leading positions in attractive markets, offering a tremendous value proposition for advertisers

Strong financial profile generating significant revenue and EBITDA growth

Experienced, dedicated, successful management team and workforce

Strong track record of acquiring and integrating new assets as well as growing organically

ACN has solidified its position in its markets delivering proprietary online content